UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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 Form 8-K
 ______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2017
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CONVERGYS CORPORATION
(Exact name of registrant as specified in its charter)
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Ohio	1-14379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street
Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

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☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 22, 2017, Convergys Corporation (the “Company” or “Convergys”) issued a press release reporting its financial results for the quarter and year ended December 31, 2016. A copy of the press release is furnished as Exhibit 99 hereto and is incorporated in this Item 2.02 by reference.

The information contained in this Current Report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any Convergys filing or report with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing or report.

Item 9.01. Financial Statements and Exhibits

(c)    Exhibits:

99    Press Release of Convergys Corporation dated February 22, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ Taylor C. Greenwald
Taylor C. Greenwald
Senior Vice President and Controller

Date: February 22, 2017

EXHIBIT INDEX

Exhibit Number

99	Press Release of Convergys Corporation dated February 22, 2017

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